UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2023

FIRST AMERICAN FINANCIAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34580	26-1911571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 First American Way
Santa Ana, California		92707-5913
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (714) 250-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	FAF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 2 amends the Current Report on Form 8-K filed by First American Financial Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC“) on December 22, 2023 (the “Original Report”) and Amendment No. 1 thereto filed by the Company with the SEC on December 29, 2023 (“Amendment No. 1”).

Item 1.05 Material Cybersecurity Incidents.

As disclosed in the Original Report, the Company identified unauthorized activity on certain of its information technology systems. Upon detection, the Company acted to contain, assess and remediate the incident. On December 20, 2023, the Company elected to isolate systems from the Internet. The Company retained leading experts, worked with law enforcement and notified certain regulatory authorities.

The Company believes it has contained the incident and has resumed business operations.

As a result of the incident, certain transactions that would have been consummated in the fourth quarter of 2023 were delayed and, consequently, revenue from those transactions will not be recognized until the first quarter of 2024. Certain other transactions that would have been consummated in the fourth quarter of 2023 were moved to other providers, which resulted in a loss of revenue. In addition, the Company recognizes revenue from its agents when a notice of title policy issuance is received. As a result of the incident, receipt of notices of the issuance of certain title policies have been delayed and, as a result, related revenue that would have been recognized in the fourth quarter of 2023 will not be recognized until the first quarter of 2024. In the fourth quarter of 2023 the Company also incurred one-time expenses as a result of the incident.

While the Company expects the incident to have a material impact on the fourth quarter of 2023 results of operations, the Company does not believe the incident will have a material impact on the Company’s overall financial condition or on its ongoing results of operations.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on management’s current beliefs, understanding, expectations and assumptions and may relate to, among other things, statements regarding management’s current beliefs, understanding and expectations regarding this incident and its impact on our business, operations and financial results. These forward-looking statements are not based on historical facts and are subject to risks and uncertainties, and other important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements and can be identified by the fact that they do not relate strictly to historical or current facts and may contain the words “believe,” “expect,” “estimate,” “will,” or other similar words and phrases or future or conditional verbs such as “may,” “would,” or “could.” The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST AMERICAN FINANCIAL CORPORATION

Date:	January 12, 2024	By:	/s/ Lisa W. Cornehl
Name: Lisa W. Cornehl Title: Senior Vice President, Chief Legal Officer